UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2023

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IDRA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01       Other Events.

As previously disclosed by Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2021, May 27, 2022, and November 23, 2022, Idera Pharmaceuticals, Inc. (the “Company”) received deficiency letters from the Nasdaq Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market, LLC (“Nasdaq”), notifying the Company that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires the Company to maintain a minimum closing bid price of $1.00 per share for continued listing on The Nasdaq Capital Market. In response to the Staff’s letter, in November 2022, the Company timely requested a hearing before a Nasdaq Hearing Panel (the “Panel”), which was held on January 5, 2023.

As also previously disclosed, the Company will be holding a special meeting of stockholders on January 12, 2023, which, subject to stockholder approval, will result in the conversion of the Company’s outstanding Series Z Preferred Stock into common stock. The Company is also asking its stockholders to approve a reverse stock split in a ratio between 17-1 to 23-1 at the special meeting. As a “change of control” will occur upon the conversion of the Series Z Preferred Stock into common shares (as that term is defined by Nasdaq), the Company will be required to meet all criteria for initial listing on The Nasdaq Capital Market at that time.

By decision dated January 10, 2023, the Panel granted the Company an extension until January 20, 2023, to complete the shareholder meeting and attendant transactions, including a reverse stock split, and thereby evidence compliance with all applicable criteria for initial listing on The Nasdaq Capital Market, including the $4.00 bid price requirement. The Company anticipates being able to satisfy the terms of the Panel’s decision prior to January 20, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Bryant D. Lim
Chief Business Officer and General Counsel

Dated: January 11, 2023